UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2007

IOMEGA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware 1-12333 86-0385884
(State or Other Jurisdiction (Commission (IRS Employer
of Incorporation) File Number) Identification No.)

10955 Vista Sorrento Parkway, San Diego, CA 92130 (Address of Principal Executive Offices) (Zip Code)

(858) 314-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers
(e)	Stock Incentive Plan

At the Annual Meeting on May 23, 2007, Iomega Corporation (“Iomega”) stockholders approved the 2007 Stock Incentive Plan (the “2007 Plan”). The principal provisions of the 2007 Plan are summarized below. This summary is qualified in its entirety by reference to the 2007 Plan, a copy of which is filed as an exhibit to Iomega’s Definitive Proxy Statement for the 2007 Annual Meeting of Stockholders and is incorporated herein by reference.

Eligibility. All employees, officers, directors, consultants and advisors of the Company are eligible to receive awards under the 2007 Plan. Eligible awards include stock options, restricted shares, performance based awards, and other stock-based awards (collectively “Awards”).

Number of Shares. A total of up to 5.5 million shares of Common Stock may be issued under the 2007 Plan (subject to adjustment upon the occurrence of certain events such as stock splits). This figure includes 757,820 shares that were not granted and are no longer available under the expired 1997 Stock Incentive Plan and 375,000 shares from the 2005 Director Stock Option Plan, which were previously authorized by stockholders. Any shares subject to Awards which terminate or expire unexercised under this Plan are available for future grants under the 2007 Plan. However, shares of Common Stock tendered to Iomega by a participant to purchase shares of Common Stock on exercise of an Award or to satisfy tax withholding obligations shall not be added back to the number of shares available for future grant of Awards under the 2007 Plan.

In the event of a merger or consolidation with or acquisition of another entity, the Board may grant Awards in substitution for any options or other stock-based awards granted by such entity and on any terms deemed appropriate by the Board, notwithstanding any limitations in the Plan.

The maximum number of shares of common stock with respect to which any Awards may be granted to any participant shall be 500,000 per calendar year or, in the case of an initial Award made in connection with employment of a new employee, 1,000,000 shares. This per-participant limit shall be construed and applied consistently with Section 162(m) of the Internal Revenue Code of 1986.

Plan Administration. The Plan will be administered by the Board of Directors which shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming to have any interest in the Plan or in any Award. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees of the Board. The Compensation Committee currently administers the existing stock option plans, and we anticipate it will continue to do so. The Compensation Committee is composed of independent Directors.

Stock Options. Options granted under the 2007 Plan may be incentive stock options (as defined in Section 422 of the Internal Revenue Code) or nonqualified options as determined at the time of the grant. The exercise price for all options granted under the 2007 Plan will be the closing price of the Common Stock on the date of grant.

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Each option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement, provided, however, that no option will be granted for a term in excess of ten years, except as may be required under laws of other countries.

Unless approved by the stockholders, the Plan does not allow repricing, changing the terms of an option to lower its exercise price, cancelling an outstanding option and substituting Awards having a lower price than the cancelled option, or taking any other action which would have the economic effect of repricing options.

Restricted Stock. The Committee may award restricted shares of the Company’s common stock which shares may be subject to risk of forfeiture or restrictions as may be imposed by the Committee. The total of all shares subject to Awards other than stock options may not exceed 33% of the authorized shares under the 2007 Plan. Except as may be determined by the Committee, on termination of employment, unvested restricted stock shall be forfeited and reacquired by the Company.

Restricted Stock Awards vest in three equal annual installments beginning on the first anniversary of the award date, subject to the Board’s discretion to remove or modify part or all of the restrictions. Any dividends or distributions, other than cash, paid on restricted stock shall be subject to the same restrictions as the original restricted shares. The Company may require stock certificates issued in respect of shares of restricted stock to be deposited in an escrow account until the restrictions expire.

Performance Awards. The 2007 Plan authorizes the grant of performance awards payable in shares of common stock and which awards shall be based on performance goals set by the Committee. Performance awards shall vest and have such conditions as determined by the Committee at the time of the award.

For any Award that is intended to qualify as performance-based compensation under Section 162(m), the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: (a) net income, (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (c) operating profit before or after discontinued operations and/or taxes, (d) sales, (e) sales growth, (f) earnings growth, (g) cash flow or cash position, (h) gross margins, (i) stock price, (j) market share, (k) return on sales, assets, equity or investment, (l) achievement of balance sheet or income statement objectives or (m) total shareholder return, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance measures may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance measures: (i) may vary by participant and may be different for different Awards; (ii) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as performance-based compensation may be based on these or such other performance measures as the Board may determine.

Other Stock-Based Awards. The Committee is authorized to grant other Awards payable in shares of common stock on terms and conditions determined by the Committee.

Limit on Awards to Directors. The maximum number of shares with respect to which Awards may be granted to non-employee Directors of the Company at the time of grant (determined net of any Awards that have been returned to the pool of shares available for grant) shall be 15% of the maximum number of shares available for Awards under the Plan.

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Effect of Termination of Service as Director. In general, after termination of his or her service as a Director, each optionee is entitled, for a period of three months, to exercise his or her options to purchase the number of shares of Common Stock which were vested at the time of termination. This exercise period is extended from three months to two years if termination is by reason of death, disability or the optionee's resignation or decision not to stand for re-election at age 55 or older and following five years of consecutive service as a Director. In addition, if a Director's service is terminated by reason of death or disability, all unvested options will immediately become exercisable in full.

Transferability. Options may not be transferred by optionees except by will or the laws of descent and distribution. Options may be transferred to family members, but any transferee will hold such options subject to the terms and conditions of the option.

Effect of a Change of Control. Except as otherwise provided with respect to a specific option, the vesting schedule of an option shall continue to vest in accordance with the original vesting schedule set forth in such option; provided, however, that each such option shall be immediately exercisable in full if, on or prior to the second anniversary of the date of the consummation of the Change in Control Event (as defined in the 2007 Plan), the participant’s employment or service as a director, as the case may be, with the Company or the acquiring or succeeding corporation is terminated for Good Reason (as defined in the 2007 Plan) by the participant or is terminated without Cause (as defined in the 2007 Plan) by the Company or the acquiring or succeeding corporation.

Except as otherwise provided with respect to a specific restricted stock award, the vesting schedule of such Award shall continue to vest in accordance with the original vesting schedule; provided, however, that each such restricted stock award shall immediately become free from all conditions or restrictions if, on or prior to the second anniversary of the date of the consummation of the Change in Control Event, the participant’s employment or service as a director, as the case may be, with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

The Board may specify at the time of the grant the effect of a Change in Control Event on any other stock-based award.

Change in control means, in summary: the acquisition by a person or a group of 40% or more of the outstanding stock of Iomega; a change, without Board of Directors approval, of a majority of the Board of Directors; the acquisition of Iomega by means of a merger, consolidation, reorganization, recapitalization, share exchange, or asset sale; or the approval of a liquidation or dissolution of Iomega.

In connection with a Reorganization Event (as defined in the 2007 Plan), the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than restricted stock awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii)  upon written notice to a participant, provide that the participant’s unexercised options and other unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable and restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide

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for a cash payment to a participant equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the participant’s options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of all such outstanding options or other Awards and any applicable tax withholdings, in exchange for the termination of such options or other Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted by the Plan, the Board shall not be obligated by the Plan to treat all Awards, or all Awards of the same type, identically.

In a Reorganization Event other than a liquidation or dissolution of the Company, any rights of the Company under each outstanding restricted stock award shall inure to the benefit of the Company’s successor and shall apply to all cash, securities or other property into which the common stock was converted, unless the Board determines otherwise. Upon a Reorganization Event involving a liquidation or dissolution of the Company, except as may be otherwise provided in any restricted stock award or agreement between a participant and the Company, all restrictions and conditions on outstanding restricted stock awards shall be automatically terminated or satisfied.

A “Reorganization Event” means, in summary: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

Board Authority to Change Plan. The Board of Directors may suspend or terminate the 2007 Plan or amend it in any respect whatsoever, provided that no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement shall be effective until such stockholder approval is obtained. In the event the New York Stock Exchange (“NYSE”) amends its corporate governance rules to no longer require stockholder approval of material revisions to equity compensation plans, then, from and after the effective date of such amendment to the NYSE rules, no amendment to the Plan materially increasing the number of shares authorized under the Plan (other than for capital adjustments), expanding the types of Awards that may be granted under the Plan, or materially expanding the class of participants eligible to participate in the Plan shall be effective unless stockholder approval is obtained. Unless otherwise specified in the amendment, all Plan amendments shall be binding on holders of all Awards outstanding at the time of the amendment. No Award may be given that is conditioned on stockholders approval of any amendment.

Term of 2007 Plan. The Plan is effective as of May 23, 2007, the date it was approved by the Company’s stockholders. No Awards shall be granted under the Plan after the expiration of ten years from the date of such approval, but Awards previously granted may extend beyond that date.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Iomega Corporation 2007 Stock Incentive Plan which is incorporated by reference to Annex A to the Definitive Proxy Statement for the 2007 Annual Meeting of Stockholders (File No. 1-12333)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 30, 2007

IOMEGA CORPORATION
(Registrant)

By: /s/ Thomas D. Kampfer Thomas D. Kampfer
President and Chief Operating Officer

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